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                                                                  EXHIBIT 10.159

                                FIFTH AMENDMENT

     THIS FIFTH AMENDMENT (this "Amendment") dated as of December 19, 2000, to
                                 ---------
the Loan Agreement referenced below, is by and among Pharmaceutical Product Development, Inc., a North Carolina corporation (the "Borrower"), the
                                                      --------
Subsidiaries of the Borrower identified on the signature pages hereto (the "Guarantors") and First Union National Bank (the "Bank"). Terms used herein but
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not otherwise defined herein shall have the meanings provided to such terms in the Loan Agreement.

                              W I T N E S S E T H

     WHEREAS, a $50 million credit facility has been established in favor of the Borrower pursuant to the terms of that Loan Agreement dated as of June 24, 1998 (as amended and modified from time to time, the "Loan Agreement") among the
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Borrower, the Guarantors and the Bank;

     WHEREAS, the Borrower has requested certain modifications to Loan
Agreement;

     WHEREAS, the Bank has agreed to the modifications on the terms and conditions set forth herein;

     NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.   Section 6.9 of the Loan Agreement is amended to read as follows:

          6.9   Investments.  The Borrower will not, nor will it permit any of
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          its subsidiaries to, make loans or advances or otherwise make an investment in or capital contribution to (collectively, an "Investment"), any other Person, except:
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               (a)  cash and cash equivalents and other publicly traded equity and debt instruments reasonably acceptable to the Bank;

               (b) loans and advances to officers, directors, employees and shareholders not to exceed $2,000,000;

               (c) Investments in and to Digital Arts & Science in an aggregate principal amount (on a cost basis) not to exceed $1,500,000 at any time;

               (d) Investments in and to Axys Pharmaceuticals, Inc. and/or PPGx, Inc. in an aggregate principal amount (on a cost basis) not to exceed $3,500,000 at any time;

               (e) seller financing promissory note from current management of APBI in favor of the Borrower in an aggregate principal amount not to exceed $18,000,000 in connection with the sale of APBI to current management of APBI;

               (f) cash equity investments in and to ADoctorInYourHouse.com in an aggregate principal amount (on a cost basis) not to exceed $5,000,000 at any time;
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               (g)  loans and advances to NeoRx in an aggregate principal amount not to exceed $5,000,000 at any time;

               (h) acquisition of capital stock of DNA Sciences, Inc. in an amount not to exceed $15,000,000;

               (i) cash equity investment in PPGx, Inc. in an amount equal to fifty percent (50%) of the outstanding amounts (principal and interest) due under the Loan Agreement dated as of February 1, 1999 among PPGx, Inc., the Borrower and the Bank;

               (j) acquisition of capital stock of PPGx, Inc. in an amount not to exceed $5,900,000;

               (k)  Investments in and to a Credit Party; and

               (l) other Investments in an aggregate principal amount (on a cost basis) at any time of up to $5,000,000.

     2. This Amendment shall be effective upon execution of this Amendment by the Borrower, the Guarantors and the Bank.

     3. Except as modified hereby, all of the terms and provisions of the Loan Agreement (including Schedules and Exhibits) shall remain in full force and effect.

     4. The Borrower agree to pay all reasonable costs and expenses of the Bank in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of Moore & Van Allen, PLLC.

     5. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

     6. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of North Carolina.

                 [Remainder of Page Intentionally Left Blank]

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     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:                              PHARMACEUTICAL PRODUCT DEVELOPMENT, INC.,
                                       a North Carolina corporation

                                       By: /s/Fred B. Davenport, Jr.
                                          ----------------------------------
                                       Name: Fred B. Davenport, Jr.
                                       Title: Vice President


GUARANTORS:                            PPD DEVELOPMENT, LLC,
                                       a Texas limited liability company

                                       By: /s/Fred B. Davenport, Jr.
                                          ----------------------------------
                                       Name: Fred B. Davenport, Jr.
                                       Title: Manager


BANK:                                  FIRST UNION NATIONAL BANK

                                       By: /s/G. Mendel Lay, Jr.
                                          ----------------------------------
                                       Name: G. Mendel Lay, Jr.
                                       Title:  Senior Vice President